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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 18, 2003


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)


      Nebraska                      000-50139
------------------------           -----------            ----------------------
(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                          Identification Number)


               1620 Dodge Street
                Stop Code 3198
                Omaha, Nebraska                                      68197-3198
    ------------------------------------------                      ------------
 (Address of principal executive offices)                             (Zip Code)


                                 (402) 341-0500
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

None.

(C)      Exhibits

EXHIBIT NO.        DOCUMENT DESCRIPTION

Exhibit 20         Monthly Servicing Report



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 6, 2003                FIRST NATIONAL FUNDING LLC

                                    By:    First National Funding Corporation,
                                           Managing Member


                                    By     /s/ Jean L. Koenck
                                           -------------------------------------
                                           Jean L. Koenck, Senior Vice President


Dated: March 6, 2003                FIRST BANKCARD MASTER CREDIT
                                    CARD TRUST,

                                    By:    First National Bank of Omaha,
                                           As Servicer of First Bankcard Master
                                           Credit Card Trust

                                    By:    /s/ Jean L. Koenck
                                           -------------------------------------
                                           Jean L. Koenck, Senior Vice President






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                                  EXHIBIT INDEX



EXHIBIT NO.           DESCRIPTION

20                    Monthly Servicing Report